houston american

exploring the potential


NYSE MKT : HUSA

Investor Presentation
April 2017

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and un-risked resource potential. These terms include reserves, and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our website. You can also obtain these reports from the SEC by calling 1-800-SEC-0330.

Corporate Overview

- Houston-based exploration and production company with onshore properties in Texas, Louisiana, and Colombia; founded 2001
- Three primary intangible assets:
  1) Great operating partners
  2) NYSE MKT listing
  3) Clean company
     - NO DEBT
     - Simple capital structure
     - $50 million tax loss carryforward
- Two primary tangible assets with significant potential:
  1) Permian Basin Undeveloped Acreage
     - 25% Working Interest in the Wolfcamp / Bone Spring / Avalon resource play covering 717 gross (179 net) acres in Reeves County, TX, Delaware sub-basin
     - Operated by Midland-based Founders Oil & Gas Operating, LLC
  2) Colombia – Three Exploration Licenses
     - 12.5% Working Interest in Heavy Oil Belt covering 392,000 gross (49,000 net) acres in the Northern Putumayo Basin
     - Operated by Bogota-based Hupecol Operating, LLC

Management and Directors

John P. Boylan Chairman/CEO	Chairman and CEO of Houston American since April 2015, member of the Board since 2006. As an industry consultant during the last decade, has held senior management roles in public and private energy company clients in both E&P (onshore and offshore) and oilfield services. A licensed CPA in Texas with B.B.A. in Accounting from the University of Texas and an M.B.A. in Finance, Economics and International Business from New York University.
Tor Van Dyke VP Business Development	VP Business Development of Houston American since March 2017. Over 20 years of technical, commercial, and operational experience working for international and domestic energy companies both as an operator and non-operator in several countries, including management and senior business development positions at Van Dyke Energy, Torch Energy Advisors, Hess Corporation and Vanco. Mr. Van Dyke holds a B.S. in Geophysics from the University of Houston and an M.B.A in Finance and Accounting from Rice University.

Directors

R. Keith Grimes	President – International Division of Sierra Hamilton, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Formerly CEO of predecessor company, Hamilton Group and with Expro Group in eastern hemisphere.
Stephen P. Hartzell	Co-Owner of Southern Star Exploration, LLC, an independent oil and gas exploration company. Formerly, an independent Consulting Geologist and held various geological positions with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration.
Roy W. Jageman	Over 25 years of experience in energy finance, mergers and acquisitions with Simmons & Co., Lehman Brothers, Solomon Brothers and Wasserstein Perella. Former CFO of Plantation Petroleum Company, Ranger Gas Storage, and Encore Acquisition Company, a publicly traded exploration and production company.
O. Lee Tawes	Private investor. Formerly Head of Investment Banking and a Director of Northeast Securities, Inc. Previous management and research analyst positions with C.E. Unterberg, Towbin, Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001.

Capitalization[1]

NYSE MKT: HUSA	
Market Capitalization	$9.1 million
Current Assets[2,3]	$0.5 million
Total Liabilities	<$100,000
Stockholders' Equity[2]	$2.9 million
Common Shares Outstanding	51.3 million
Common Shares Fully Diluted [4]	56.5 million



Common Shares (millions)
Fully Diluted
(excluding convertible
preferred stock)4
5.2
9%
11.6
21%
39.7
70%
Public Float
Insiders
Options

1. As of 31st December 2016
2. Excludes $1.2 million received in January 2017 from sale of Series A Convertible Preferred Stock.
3. Excludes approximately $1.0 million paid in February 2017 for the acquisition of Delaware Basin acreage.
4. Excludes 6 million shares issuable on conversion of Series A Convertible Preferred Stock.

Permian

Delaware Basin

Resource Plays in the Permian Basin

- The area includes the Wolfcamp, Bone Spring, and Avalon formations which average over 4,500' thick[1]
- HUSA's acreage in Reeves County, TX is located in one of the hottest areas of the Delaware Basin
- Active Reeves County companies include Apache, Concho, EOG Resources, Centennial, Energen, Matador, etc
- Centennial acquired Silverback Exploration's nearby acreage Q4 2016 because of its Wolfcamp, Bone Spring, and Avalon potential
- See map; HUSA's acreage lies where all three formations/trends overlap


DELAWARE BASIN
Abo Trend
Yeso Trend
MIDLAND
HUSA's acreage is located where all Wolfcamp/Bone Spring / Avalon formations overlap
Cline Shale
NEW MEXICO
TEXAS
Avalon Trend
Wolfcamp Shale
Bone Spring Trend
CENTRAL BASIN PLATFORM
Spraberry Trend
Wolfcamp Oil Shale
PERIOD
SERIES
DELAWARE BASIN
FORMATION
CENTRAL PLATFORM
MIDLAND BASIN

1. U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Multi-Stacked Pay Zones

- The play contains multiple stacked pay zones that require horizontally ("Hz") drilled and hydraulically fractured wellbores
- Primary Initial target – Wolfcamp A/B:
  - Internal gross undeveloped resource potential of 1,300 MBoe (net 244 MBoe) per Hz well[1]
  - Potential for "Wine Rack" spacing, 330' lateral x 175' vertical, where shale thickness allows (i.e. Wolfcamp A – Upper and Lower)[2]
- Spacing allows for 8 Hz wells per 640 acres in each stacked potential pay zone ("bench")



Multiple Stacked Pay Zones[3]
GR
RES
POR
KER
Sw
LITH
OIP
G.SAT
~3,000 ft
Avalon
Bone Spring
Wolfcamp
CENTENNIAL
First
Second
Equivalent to Middle Spraberry Shale of Midland Basin
Third
Equivalent to Lower Spraberry Shale of Midland Basin
3rd Sand
Upper WC A
Lower WC A
WC B
WC C
Centennial Producing Zones
Centennial Potential Pay Zones

1. Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL's EUR 1,275 BOE).
2. Per Resolute Energy Corporation's press release dated December 19, 2016, page 2.
3. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 8.

Entry into the Delaware Basin

- Acquired 25% working interest for $5,500 per net acre from Founders Oil & Gas III, LLC
- 717.25 gross acres in two nearby tracts
- Centennial's notation of 5 productive benches (see ★ on pg 7.), indicates room for 45 gross (11 net) Hz well locations across our acreage
- Wolfcamp A "Type Well" gross (8/8ths) economics:[2]

- EUR	1,300 MBOE
- NPV10	$9.3 million
- IRR	64%
- F&D	$6.70 / Boe
- Discounted ROI	2.4x
- Undiscounted ROI	4.3x

Wolfcamp Oil/Condensate/Gas Trend Map [1]


Our acreage is in a high-GOR, oil, gas and condensate-rich / underdeveloped area of the trend
Eddy
Condensate-Rich Tre
Gas-Rich Trend
Oil-Rich Trend
Apache's Alpine High Field
Gas-Oil Ratio (Mcfg/Bo)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0

1. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 5. Includes only wells reported as producing from Wolfcamp formation.
2. Per internal estimated reserve economic report using type well shown in Note 1. on pg 7. Includes $50/bo and $3/mcf flat, $23k/m gross LOE, $6.5 million gross D&C.

Wolfcamp Shale Activity Map (as of 12/31/16)



Legend
HUSA Acreage
Producing Well
Drilling Well
Permit
Reeves C0053, Texas
O'Brien 400 Acres
Johnson 320 Acres
Bone Spring Production

Enterprise C19 - 5 #1H (Energen)
First prod: 6/2014
Oil cum: 96.4 mbo / Gas cum: 1,194 mmcf
Prac. IP: 165 BO/D and 1,739 MCF/D
Lateral Length: approx. 4,650'
Target: Wolfcamp Frac: ?

Oatman C19 - 4A #4H (Silverback)
First prod: 3/2013
Oil cum: 47 mbo / Gas cum: 567 mmcf
Prac. IP: 127 BO/D and 1,050 MCF/D
Lateral Length: approx. 4,550'
Target: Wolfcamp Frac: 17 stage, 6 MMlbs

Oatman C19 - 4A #3H (Silverback)
First prod: 3/2013
Oil cum: 40.4 mbo / Gas cum: 526 mmcf
Prac. IP: 136 BO/D and 1,052 MCF/D
Lateral Length: approx. 4,854'
Target: Wolfcamp Frac: 18 stage, 5.4MMlbs

Oatman C19 - 4A #2H (Silverback)
First prod: 3/2013
Oil cum: 51.3 mbo / Gas cum: 1,038 Mcf
Prac IP: 91 BO/D and 1,140 MCF/D
Lateral Length: approx. 4,919'
Target: Wolfcamp Frac: 20 stage, 6.9MMlbs

Iceman 4-24 -23 #1H (Silverback)
Spud 11/5/2016
Status: Drilling
Target: Bone Spring

State Blue Wing 24 #1H (EOG)
Permit: Sept 2016

Buffalo 55-5-39 #1H (EOG)
First prod: 7/2014
Oil cum: 47.9 mbo / Gas cum: 820.5 mmcf
Prac IP: 175 BO/D and 2,776 MCF/D
Lateral Length: 4,198'
Target: Wolfcamp
Frac: ? stage, 5.9 MMlbs

State Firefly 24 Unit #1H
Operator: EOG
Production: Dec 2016
Oil produced: 30.8 mbo
Gas produced: 140.5 mmcf
Prac IP: 1,749 BOE/D
(994 BO/D and 4,532 MCF/D)
Lateral: Approx. 6,200'
Target: Wolfcamp A or B

State Cherokee 24 #1H (EOG)
Permit: July 2015

State Brackenridge 24 #1H (EOG)
Permit: July 2015

Coyote 25 #1H (EOG)
Permit: Jan 2016 P&A'd 1/16

Oatman C18 - 26 #1H (Silverback)
First prod: 6/2012
Oil cum: 60.5 mbo / Gas cum: 513.8 mmcf
Prac IP: 182 BO/D and 1,370 MCF/D
Lateral Length: approx. 3,710'
Target: Wolfcamp
Frac: 10 stage, 2.7 MMlbs

Folk Rolwing A4-34 #1H (Silverback)
First prod: **2/2016**
Oil cum: 91.3 mbo / Gas cum: 1,079 mmcf
Prac IP: 563 BO/D and 5,408 MCF/D
Lateral Length: approx. 6,506'
Target: Wolfcamp
Frac: ? stages, 16.65 MMlbs

houston american

Estimates for a Single Bench – Wolfcamp A


IRR
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
64%
89%
42%
10%
30 day Prac IP:
880 BOEPD
- 440 BOPD
- 2,645 MCFPD
30 day Prac IP:
1,060 BOEPD
- 530 BOPD
- 3,175 MCFPD
30 day Prac IP:
700 BOEPD
- 350 BOPD
- 2,120 MCFPD
Assumptions:
1) 4,500' lateral
2) $6.5 million D&C
3) $50 WTI / $3 HH Flat
4) Gross type well results
Base Case
120% x Base
80% x Base
Breakeven

	Base Case	120% x Base	80% x Base	Breakeven
Oil EUR (Mbo)	500	600	400	225
EUR (Mboe)	1,300	1,560	1,040	585
PV-10 ($Mm)	$9.3	$12.6	$6.0	~0

houston american

Type Well Comparison


EOG - State Firefly 24 unit #1H
HUSA Wolfcamp "A" - Hz Type Well
Centennial - Legacy Design - Wolfcamp "A" - Hz Type Well (13 well avg)
Our estimated economics are based on the BLUE line; actual nearby wells that are currently producing are represented by the RED and GREEN lines
EOG - State Firefly 24 #1H
30 day "Prac" IP
Normalized to 4,500' lateral:
1,270 BOEPD
- 722 BO/D
- 3,290 MCF/D
60 Day Cum Oil 55% higher than HUSA Type Well
Avg Cumulative Oil Production (MBO)
140
120
100
80
60
40
20
0
0
30
60
90
120
150
180
210
240
270
300
330
360
Days On Production

1. Centennial legacy design wells take average of 13 Wolfcamp A wells (<5,000' laterals), that were all completed since Jan '15. and includes Folk Rolwing A 4-34 33 (first production Feb '16); See Note 2. below for reference.
2. Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL's EUR 1,275 MBOE).

Recent Comparable Transactions

Date	Buyer	Seller	Transaction Value ($MM)	Net Acres	$/Net Acre
3/3/17	Resolute	Undisclosed	$116	4,600	$34,783
11/30/16	Noble	Manti	$300	7,200	$41,667
11/28/16	Centennial; Riverstone	Silverback	$855	35,000	$24,429
9/6/16	Apache	Undisclosed	$91	70,000	$1,300
8/23/16	PDC	Kimmeridge	$1,505	57,000	$26,404
7/12/16	Diamondback	Luxe Energy	$560	19,180	$29,197
7/6/16	Silver Run	Centennial	$1,735	42,500	$40,824
3/11/16	Parsley	Anadarko	$144	14,197	$10,143
1/14/16	Concho	Jetta	$360	12,000	$30,000
12/31/15	Apache	Undisclosed	$237	182,000	$1,302
12/31/15	EOG	Shell/Anadarko	$32	8,000	$4,000
12/5/14	Silverback	BHP Billiton	$75	44,000	$1,704

Permian/Delaware Timeline - Stock Reaction



New Permian/Delaware project announced
2018-21: Develop 40+ wells
June 2017: Well #2 to be drilled
May 2017: Well #1 to be drilled
2015
2016
2017
2018

- Jan 2017: HUSA announces planned acquisition of Permian/Delaware acreage
- Feb 2017: HUSA closes on acquisition of Permian/Delaware acreage from Founders
- May 2017: Well #1 planned to be drilled; production expected by August 2017
- June 2017: Well #2 planned to be drilled; production expected by September 2017

Colombia

Putumayo Basin

Colombia Overview

- HUSA's concessions are all operated by Hupecol Operating, LLC,[1] a privately held E&P company with offices in Bogota, Colombia and Houston, Texas
- Hupecol operates significant production and gathering facilities in Colombia and domestically in the U.S.
- Hupecol has an extensive staff of regional managers, geologists, petroleum engineers, and geophysical professionals



79°
77°
75°
73°
71°
69° West
12°
10°
8°
6°
4°
2° North
0°
N
Caribbean Sea
Guajira Basin
Santa Marta Massif
Maracaibo Basin
Lower Magdalena Valley
Cesar Valley
Perija Andes
Panama
Merida Andes
Barinas Basin
Pacific Ocean
Pacific Basin
Suture
Middle Magdalena Valley
Eastern Cordillera
Llanos Foothills
Western Cordillera
Cauca Basin
Central Cordillera
Bogota
Borde Llanero Suture
Llanos Basin
HUSA
Upper Magdalena Valley
Guyana Shield
Romeral
0
100
200 Km
Putumayo Basin
Amazon Basin

1. Hughes Petroleum Colombia (Hupecol) owned by Dan A. Hughes Company, L.P. Source: www.dahughes.net

Our Colombian Track Record

- **Since 2003, HUSA:**
  - Has participated in 123 wells with Hupecol with a 67% completion success rate
  - Has monetized assets realizing $69.9 million in after tax gross proceeds and a ROI of 2.8X

Project Name	Date Sold	Gross Sale ($MM)[1]	$/Bbl (Proved)	ROI
Caracara	June-08	920.0	$15.13	8.9x
Dorotea, Cabiona & Llanos	Dec-10	281.0	$24.91	2.2x
La Cuerva & LLA62	Mar-12	75.0	$12.68	1.4x

1. HUSA interest in projects ranges from 1.6% - 12.5%.

Southern Colombian Heavy Oil Belt



Locator Map
Llanos Basin
Rubiales Field
±400 MMBO
Serrania Block
Los Picachos Block
Caguan Basin
Capella Field
±150 MMBO
Macaya Block
Orito Field
±200 MMBO
Heavy Oil Belt
Putumayo Basin
Exploration Blocks
Production Area
Serrania Block
Heavy Oil Belt
Natural Reserves

Putumayo Basin Locator Map

- **HUSA owns a 12.5% non-operated working interest in each block**



Serrania
110,769 acres
Los Picachos
86,235 acres
Capella Field
(Canocol Energy, Ltd. est.
1.8 billion barrels OOIP)
Macaya
195,201 acres
Yari Sub-basin
SERRANIA
SHONA EN
LOS PICACHOS
HUPECOL
CAPELLA
OMBU
EMERALD EN
DURILLO
EMERALD EN

Major Seismic Leads

- Two large Mirador sand leads identified on Serrania block:
  - On trend with nearby Capella Field targeting same productive interval
  - South Lead:
    - 6,000 acre three-way closure on downthrown side of major fault
    - Top of sand estimated at 3,600'
  - North Lead
    - 11,000 acre four-way closure on downthrown side of major fault
    - Top of sand estimated at 4,500'

- Significant potential in adjacent Macaya and Los Picachos blocks

- Status: Hupecol is working to resolve regulatory and permitting issues, including local opposition; ultimate resolution and timing is uncertain

Summary

- Entry position in premier location in the Permian Basin provides new growth area
- Strong operating partners with extensive experience in respective operating areas
  - Founders in the Permian Basin
  - Hupecol in Colombia
- Clean Company – NO DEBT and simple capital structure
- NYSE MKT listed with broad shareholder base
- Significant potential upside and near-term cash flow with Permian assets
- Significant potential upside in Colombian assets